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                        SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 15, 1999

                           DISCOVER CARD TRUST 1991 F
                           --------------------------
             (Exact name of Registrant as specified in its charter)

Delaware                            0-19752                 Not Applicable
--------                            --------                --------------
(State of                           (Commission             (IRS Employer
organization)                       File Number)            Identification No.)

c/o Discover Receivables Financing Group, Inc.
12 Read's Way
New Castle, Delaware                             19720
---------------------------------------------------------
(Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code: (302) 323-7826

                                   Not Applicable
                ----------------------------------------------
                (Former address, if changed since last report)

                                  Page 1 of 15

                         Index to Exhibits is on page 4


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Item 5.  Other Events

On or about January 15, 1999, Registrant made available the Monthly Investor Certificateholders' Statement set forth as Exhibit 20. January 20, 1999 is the date on which holders of Class B Certificates received final payment of principal and interest (the final payment of principal and interest with respect to the Class A Certificates was made available to the holders of Class A Certificates on November 20, 1998). Accordingly, the Trust terminated after such final payment and no further Monthly Investor Certificateholders' Statements will be forwarded to Investor Certificateholders.

Item 7(c).  Exhibits

Exhibit No.       Description
-----------       ------------
20                Monthly Investor Certificateholders' Statement related to the distribution of January 20, 1999 and reflecting the performance of the Trust during the Due Period ended in December 1998, that accompanied the final distribution of principal and interest on January 20, 1999.

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                                   SIGNATURES

   Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           DISCOVER CARD TRUST 1991 F
                                  (Registrant)

                           By: DISCOVER RECEIVABLES FINANCING
                               GROUP, INC.
                               as originator of the Trust

                           By: Richard W. York
                               ----------------
                               Richard W. York

                               Vice President

Date: January 21, 1999


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                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------
20               Monthly Investor Certificateholders' Statement - (January 15, 1999).


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